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                                                                    Exhibit 10.2

 AMENDMENT NO. 1 TO COOPERATIVE MARKETING, SUPPORT AND DEVELOPMENT AGREEMENT

      This Amendment No. 1 (the "Amendment") to the Cooperative Marketing, Support and Development Agreement (the "Cooperative Marketing Agreement") dated as of August 10, 1997 between Digital Equipment Corporation, a Massachusetts corporation ("Seller"), and Genicom Corporation, a Delaware corporation ("Purchaser"), is made as of February 27, 1998 between Seller and Purchaser pursuant to Section 18(a) of the Cooperative Marketing Agreement. All capitalized terms used herein but not defined herein have the meaning given such terms in the Cooperative Marketing Agreement.

      SECTION 1. Amendment to Cooperative Marketing Agreement. The parties hereto hereby agree to amend the Cooperative Marketing Agreement as follows:

      (a) The first sentence of Section 3(c) shall be deleted in its entirety and replaced with the following: "Digital acknowledges that during the term of this Agreement it desires to exclusively source from Genicom Digital Branded Printers, accessories and consumables pursuant to the terms and conditions hereof and a Basic Order Agreement of even date herewith between the parties hereto. The foregoing acknowledgment does not apply to Dual Sourced Products as defined below."

      (b)    A new section 3(d) shall be added as follows:

            (d) "Dual Sourced Products" are defined as items that are required to be sold and distributed with printer products, but are also used in other areas of Digital in addition to the former Digital Printing Systems Business. Dual Sourced Products include, but are not limited to, the products listed below:

            BC19M-06    Parallel Cable, 6 foot
            BC19M-10    Parallel Cable, 10 foot
            BN19A-2E    Power Cord UK/Ireland
            BN19C-2E    Power Cord Aust/Belg/Braz/Fin
            BN19*-2E    Power Cord.  Letter in * field indicates type/country
            H8575-D     Adapter, 25-Pos Male w/EOS/ESD
            H8575-E     Adapter, 25-PIN X MMJ w/EOS/ESD
            H8671-A     Adapter, 25 Pin to 6 Pin MMP
            H8571-J     Adapter, 9 Pin to MMJ Adapter
            H8571-L     Adapter, 25 Pin to 6 Pin MMJ
            LNXXM-AA    4MB Memory Option
            LNXXM-AB    8MB Memory Option
            LNXXM-AC    16MB Memory Option
            LNXXM-AD    32MB Memory Option


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            Both Digital and Genicom will have full rights to procure, modify, substitute, market and sell Dual Sourced Products. Both Digital and Genicom will have independent arrangements with the suppliers of Dual Sourced Products. They may also, at their option, purchase Dual Sourced Products from each other. Either party, at its option, may use alternative items in lieu of selected Dual Sourced Products."

      (b) The first sentence of Section 5(xii) shall be deleted in its entirety and replaced with the following: "Digital shall provide Genicom, at no cost, office space for Genicom=s sales representatives selling Digital Branded Printers in those cities in Europe in which Genicom does not have a physical presence and in which Digital does and has office space available on terms and conditions similar to those set forth in the Occupancy Agreement of even date herewith, provided, however, that Digital shall not be obligated to provide such office space to more than five (5) sales representatives in any city."

      SECTION 2. Effect of Amendment. Except for the amendments specifically provided for herein, which amendments shall be effective as of the original effective date of the Cooperative Marketing Agreement, the Cooperative Marketing Agreement is in all respects ratified and confirmed, and all the terms, conditions and provisions thereof shall be and remain in full force and effect. For any and all purposes, from and after the date of this Amendment, any and all references hereafter to the Cooperative Marketing Agreement shall refer to the Cooperative Marketing Agreement as hereby amended.

      SECTION 3. Entire Agreement. The Cooperative Marketing Agreement, as amended hereby, together with the Asset Purchase Agreement, the Ancillary Agreements and Schedules and Exhibits thereto, as amended to date, contain the entire understanding of the parties relating to the subject matter thereof, and the foregoing cannot be changed or terminated orally and supersede all prior agreements and understandings relating to the subject matter thereof.

      SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without regard to principles of conflicts of laws.

      SECTION 5. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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      IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

                                    DIGITAL EQUIPMENT CORPORATION

                                    By:  /s/  Cindy A. Lewis
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                                    Title:  Senior Attorney
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                                    GENICOM CORPORATION


                                    By: /s/ Arthur D. Gallo
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                                    Title: Vice President & General Manager
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